POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Charles D. Morgan, Jr.
     --------------------------
     Charles D. Morgan, Jr.

                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Charles
     D. Morgan, Jr., personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 11th day
     of October, 1995.
                                   /s/ Sharon Tackett
                                  -------------------------
                                       Notary Public
     My Commission Expires:  4/3/2000

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Rodger S. Kline
     --------------------------
     Rodger S. Kline
                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Rodger S. Kline, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 11th day
     of October, 1995.
                                      /s/ Sharon Tackett
                                     -------------------------
                                     Notary Public
     My Commission Expires:  4/3/2000

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ James T. Womble
     --------------------------
     James T. Womble
                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that James T. Womble, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 11th day
     of October, 1995.
                                      /s/ Sharon Tackett
                                     -------------------------
                                     Notary Public
     My Commission Expires:  4/3/2000

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Walter V. Smiley
     --------------------------
     Walter V. Smiley

                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Walter V. Smiley, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 12th day
     of October, 1995.
                                     /s/ Sharon Tackett
                                    -------------------------
                                     Notary Public
     My Commission Expires:  4/3/2000

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ William T. Dillard II
     --------------------------
     William T. Dillard II
                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that William
     T. Dillard II, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 16th day
     of October, 1995.
                                     /s/ Sharon Tackett
                                     -------------------------
                                     Notary Public
     My Commission Expires:  4/3/2000

                            POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Dr. Ann H. Die
     --------------------------
     Dr. Ann H. Die
                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Dr. Ann
     H. Die, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that she, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 12th day
     of October, 1995.
                                      /s/ Janina Jo Heird
                                     -------------------------
                                     Notary Public
     My Commission Expires:  8/8/2000

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Robert A. Pritzker
     --------------------------
     Robert A. Pritzker
                               ACKNOWLEDGMENT

     STATE OF ILLINOIS   )
                         ) ss.
     COUNTY OF COOK      )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Robert A. Pritzker, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 13th day
     of October, 1995.
                                      /s/ Carol D'Ascenzo
                                     -------------------------
                                     Notary Public
     My Commission Expires:  12/1/96

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Catherine L. Hughes and/or Robert S. Bloom, and each of them, as the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in the undersigned's capacity as a director and principal executive officer of the Company, to sign the Company's Registration Statement on Form S-8 pertaining to the registration of up to 808,370 shares of the Company's Common Stock, $.10 par value per share, to be offered to certain employees pursuant to the Acxiom Corporation/DataQuick Incentive and Non-qualified Stock Option Plans and to sign any and all amendments thereto (including post-effective amendments), and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, full power and authority to do and perform each and any act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this date.

     Signature:

     /s/ Robert S. Bloom
     --------------------------
     Robert S. Bloom
                               ACKNOWLEDGMENT

     STATE OF ARKANSAS   )
                         ) ss.
     COUNTY OF FAULKNER  )

          I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Robert S. Bloom, personally known to me as a director and the principal executive officer of Acxiom Corporation, a Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being duly authorized, signed and delivered the said instrument for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 16th day
     of October, 1995.
                                    /s/ Sharon Tackett
                                   -------------------------
                                     Notary Public
    My Commission Expires:  4/3/2000